UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of earliest event reported:    November 4, 2009
                                   -------------------


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                       98-0479847
------------------------------                  ------------------------------
State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization                        Identification No.)

                      2287 Slater Road, Ferndale, WA 98248
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (866) 732-2759



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                            Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 4, 2009, Sea 2 Sky, Inc. (the Company) issued a press release, as discussed in Item 8.01. The text of the press release is attached herewith as
Exhibit 99.1.


                            Section 8 - Other Events

Item 8.01   Other Events

On October 30, 2009, the Lake Babine Nation (LBN) Band Council issued a Resolution to fully support the Company in its efforts to build a biomass pellet plant in the Burns Lake area of British Columbia, Canada. Upon completion of the plant, the Company will assist LBN in constructing a community heat and energy distribution system. To accomplish this, LBN has agreed to negotiate sufficient biomass and land from the Interim Treaty Arrangement (ITA) Crown Land necessary to complete the project.

Based on the Resolution, the Company has begun the first planning stages in the plant development.

                  Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.                         Description


           99.1                 Press Release, dated November 4, 2009
           99.2                 Band Council Resolution, dated October 30, 2009


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    November 5, 2009

                                            SEA 2 SKY CORPORATION



                                            By: /s/ Erik Odeen
                                                --------------------------------
                                            Name:  Erik Odeen
                                            Title:   Chief Executive Officer
                                                     & Chief Financial Officer






















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